                                                                    EXHIBIT 99.1

                               Cordia Corporation
                                 549 Main Street
                          New Rochelle, New York 10801


                                                 November 14, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Cordia Corporation
      Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                                Very truly yours,

                                                Cordia Corporation

                                                By: /s/ Craig C. Gironda
                                                    -----------------------
                                                    Craig C. Gironda
                                                    Chief Executive Officer